EXHIBIT 10.4

LOOP INDUSTRIES, INC.

COMMON STOCK SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is entered into by and between Loop Industries, Inc., a Nevada corporation (the “Company”), and the individual or entity whose name appears on the signature page hereto (the “Purchaser”).

WHEREAS, the Purchaser desires to purchase from the Company, and the Company desires to sell to the Purchaser, certain shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) pursuant to the terms and conditions of this Agreement.

WHEREAS, the Purchaser understands that a number of other investors may purchase shares of Common Stock pursuant to subscription agreements substantially similar to this Agreement. This Agreement and all of the other such subscription agreements shall be collectively referred to as the “Subscription Agreements” and each of these Subscription Agreements shall be by and between the Company and each individual or entity whose name appears on the signature page thereto.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

1. Sale of Shares. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase, and the Company agrees to sell and issue to Purchaser, the number of shares of Common Stock set forth on the signature page hereto opposite such Purchaser’s name (the “Shares”), at the aggregate purchase price (the “Purchase Price”) set forth thereon.

2. Closing; Delivery.

2.1 Closing. Immediately following the execution of this Agreement by the Purchaser and the Company, the Purchaser shall pay the Purchase Price by wire transfer to an account designated by the Company (the “Closing”).

2.2 Delivery. Within ten (10) days of the Closing, the Company will deliver to the Purchaser a certif-icate or statement of ownership in such Purchaser’s name representing the number of Shares that such Purchaser is purchasing at the Closing against payment of the purchase price therefor as set forth in Section 1 hereto.

3. Representations and Warranties of Purchaser. The Purchaser represents and warrants to the Company as follows:

3.1 No Registration. The Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”) by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein or otherwise made pursuant hereto.

3.2 Own Account. The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and that the Purchaser has no present intention of selling the same. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Shares.

3.3 Economic Risk. The Purchaser understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. The Purchaser can bear the economic risk of the Purchaser’s investment and is able, without impairing the Purchaser’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the Purchaser’s investment.

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3.4 Access to Information. The Purchaser has had an opportunity to ask questions of, and receive answers from, the officers of the Company concerning this Agreement, the exhibits attached hereto and thereto and the transactions contemplated by this Agreement, as well as the Company’s business, management and financial affairs, which questions were answered to its satisfaction. The Purchaser believes that it has received all the information the Purchaser considers necessary or appropriate for deciding whether to purchase the Shares. The Purchaser acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results. The Purchaser also acknowledges that it is relying solely on its own counsel and not on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.

3.5 Residence. The residency of the Purchaser is correctly set forth on the signature page hereto.

3.6 Accredited Investor. The Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the SEC under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

3.7 Rule 144. The Purchaser acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a “brokers’ transaction,” a transaction directly with a “market maker” or a “riskless principal transaction” (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Purchaser understands that the current public information referred to above is not now available and the Company has no present plans to make such information available. The Purchaser acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Purchaser wishes to sell the Shares, and that, in such event, the Purchaser may be precluded from selling such securities under Rule 144, even if the other applicable requirements of Rule 144 have been satisfied. The Purchaser acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Shares. The Purchaser understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

3.8 No Public Market. The Purchaser understands and acknowledges that no public market now exists for the Shares and that the Company has made no assurances that a public market will ever exist for the Shares.

3.9 Authority. The Purchaser has all requisite power and authority to execute and deliver this Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement. All action on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of the Purchaser’s obligations under this Agreement, has been taken or will be taken prior to the date of the Closing. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

3.10 Consent. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Purchaser in connection with the execution and delivery of this Agreement by the Purchaser or the performance of the Purchaser’s obligations hereunder or thereunder.

3.11 No Bad Actor Disqualification. Neither (a) the Purchaser, (b) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (c) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by the Purchaser is subject to any Disqualification Event (as defined below), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

3.12 Legends. The Purchaser understands and agrees that the certificate(s) or statement(s) of ownership evidencing the Shares, or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

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4. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

4.2 Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of the Company’s obligations under this Agreement, has been taken. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity. The Shares, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions set forth herein and under applicable federal and state securities laws.

4.3 Enforceability. This Agreement has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

4.4 No Bad Actor Disqualification. The Company has exercised reasonable care, in accordance with the Securities and Exchange Commission’s (the “SEC”) rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Common Stock; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Common Stock (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

4.5 Non-Contravention. The execution and delivery by the Company of this Agreement and the performance and consummation of the transactions contemplated thereby do not and will not violate the Company’s certificate of incorporation or bylaws or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company.

5. Miscellaneous.

5.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Nevada as applied to agreements entered into among Nevada residents to be performed entirely within Nevada, without regard to principles of conflicts of law.

5.2 Survival. The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the sale of the Shares.

5.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.4 Entire Agreement. This Agreement embodies the entire understanding and agreement between the Purchaser and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

5.5 Notices. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, overnight delivery service or U.S. mail, addressed (a) if to the Purchaser, at its address set forth on the signature page to this Agreement, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at its address set forth on the signature page to this Agreement, or at such other address as the Company shall have furnished to the Purchaser in writing, with a copy to Martin Waters, Wilson Sonsini Goodrich & Rosati, Professional Corporation, mwaters@wsgr.com and Megan Baier, Wilson Sonsini Goodrich & Rosati, Professional Corporation, mbaier@wsgr.com.

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5.6 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of refer-ence only and are not to be considered in construing this Agreement.

5.7 Waivers and Amendments. Any term of this Agreement or the Subscription Agreements may be amended and the observance of any term hereof or thereof may be waived, amended, discharged or terminated with the written consent of the Company and the holders of a majority of the Shares then outstanding (a “Majority in Interest of Purchasers”). Any waiver, amendment, discharge or termination effected in accordance with this Section 5.7 shall be binding upon each holder of any Shares purchased under the Subscription Agreements at the time outstanding, each future holder of any Shares and the Company. The Purchaser acknowledges that, by the operation of this Section 5.7, a Majority in Interest of Purchasers will have the right and power to diminish or eliminate all rights of such Purchaser under this Agreement.

5.8 Expenses. The Company and the Purchaser shall bear their own expenses incurred on their own behalf with respect to this Agreement and the transactions contemplated hereby.

5.9 Counterparts. This Agreement may be executed in counterparts, all of which, taken together, shall constitute the entire Agreement.

5.10 Electronic Signatures. For purposes of this Agreement, a facsimile or other electronic version of a party’s signature, such as a .pdf, printed by a receiving facsimile or printer shall be deemed an original signature.

[Remainder of Page Intentionally Left Blank]

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PURCHASER

$[●]
Amount of Investment	(Signature)
($12.00 per Share)

[●]
Number of Shares	(Print Name)

(Name as it should appear on stock certificate statement of ownership, if different from above)

(Address)

This Agreement is hereby confirmed and accepted by the Company as of _________________, 2017.

COMPANY LOOP INDUSTRIES, INC.

By:
Name:
Title:

Address:

[Signature Page to Subscription Agreement]

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